Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) - Dec. 31, 2018 $ in Thousands, $ in Thousands	USD ($)	TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments at FVTOCI	$ 18,961	$ 580,399
Investments in debt instruments at FVTOCI	33,222	1,016,924
Total	$ 52,183	$ 1,597,323